UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 11, 2007


                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

                                    Virginia
                 (State or other jurisdiction of incorporation)


          001-05767                                        54-0493875
          ---------                                        ----------
 (Commission File Number)                               (I.R.S. Employer
                                                      Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)

                                 (804) 486-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective July 30, 2007, the Board of Directors of Circuit City Stores, Inc. (the "Company") approved the election of Bruce H. Besanko to the office of Executive Vice President and Chief Financial Officer, making him the Company's principal financial officer. Mr. Besanko will serve in this position until his successor is elected. The Company issued a press release announcing Mr. Besanko's election as Executive Vice President, Chief Financial Officer on July 11, 2007. A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by this reference.

Mr. Besanko, 48, currently serves as senior vice president, finance and chief financial officer for The Yankee Candle Company, Inc., a leading designer, manufacturer, wholesaler and retailer of premium scented candles, since April
2005. His responsibilities encompassed all areas of finance, accounting, internal audit, lease administration, information systems, and investor relations. He also served as vice president, finance for Best Buy Co., Inc., a retailer of consumer electronics, home office products, entertainment software, appliances and related services, from 2002 to 2005. Besanko held several financial leadership positions from 1996 to 2002 in the hardlines business at Sears, Roebuck & Co., a retailer of home merchandise, apparel and automotive products and related services. Prior to that he held various finance, accounting and treasury positions with Atlantic Richfield Company, a global oil and gas enterprise, from 1992 to 1996.

A copy of the Company's offer letter to Mr. Besanko dated June 25, 2007 (the "Offer Letter") and the employment agreement between Mr. Besanko and the Company effective July 30, 2007 (the "Employment Agreement"), which describe the terms of Mr. Besanko's employment with the Company, are attached to this Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by this reference. The following is a summary of Mr. Besanko's compensation, as provided in the Offer Letter and Employment Agreement:

o    Base salary of $500,000 per year.

o Eligibility to participate in the Company's short-term incentive program with a target bonus of 80 percent of his annual base salary. Mr. Besanko will receive a one time minimum guaranteed bonus in the amount of $400,000 (gross) paid at the conclusion of fiscal year 2008 if he is employed with the Company on the check distribution date.

o    A car allowance of $858.00 per month.

o Participation in the Company's Officer Evaluation Program to a level of $8,000 retail value.

o    A financial planning allowance of $6,000 per year.

o Eligibility to participate in all relevant long-term incentive plans offered by the Company.

o An initial non-qualified stock option grant of 200,000 shares, vesting one-quarter (1/4) per year on the first, second, third and fourth anniversary of the grant date.

o A restricted stock grant of 100,000 shares, vesting one-quarter (1/4) per year on the second and third anniversary of the grant date, and one-half (1/2) on the fourth anniversary of the grant date.

o Assistance and reimbursement for certain reasonable expenses associated with Mr. Besanko's relocation, including a $25,000 relocation miscellaneous expense allowance.

o Eligibility to participate in the Company's comprehensive benefit program in accordance with the Company's policies.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)      Exhibits

         The following exhibits are furnished as part of this report.


         10.1         Offer letter dated June 25, 2007
         10.2         Employment agreement effective July 30, 2007
         99.1         Press release issued by the Company July 11, 2007




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CIRCUIT CITY STORES, INC.



                         By:      /s/Reginald D. Hedgebeth
                                  --------------------------------------------
                                  Reginald D. Hedgebeth
                                  Senior Vice President, General Counsel and
                                  Secretary


Dated:   July 11, 2007



                                  EXHIBIT INDEX


Exhibit No.          Description of Exhibit
10.1                 Offer letter dated June 25, 2007

10.2                 Employment agreement effective July 30, 2007

99.1                 Press release issued by the Company July 11, 2007